Exhibit 99.1

2024 Shareholder Meeting April 30, 2024

Principal Occupation Director Since Age Name Executive Coach; Formerly Chief of Connected Planning of Anaplan, Inc. 2022 59 Victor C. Barnes SVP, GC and Secretary of American Public Education, Inc. 2018 56 Thomas A. Beckett President of Shenandoah University 2005 57 Tracy Fitzsimmons Attorney and Shareholder of Flora Pettit PC 2008 69 John W. Flora President and CEO of Shentel 1996 66 Christopher E. French President of Holtzman Oil Corporation 2006 66 Richard L. Koontz, Jr. Partner, Kearney, Inc. 2017 65 Kenneth L. Quaglio CFO of Harvest Hosts, Inc. 2016 50 Leigh Ann Schultz Board of Directors 2

Proposals Election of directors 1. To elect Thomas A. Beckett, Richard L. Koontz, Jr., and Leigh Ann Schultz for a three - year term that will expire at the annual meeting of shareholders in 2027 Ratification of auditors 2. To ratify the Audit Committee’s selection of RSM US LLP as the Company’s independent registered public accounting firm for 2024 Advisory vote to approve executive compensation 3. To approve, in a non - binding vote, the Company’s named executive officer compensation Approve amendment to the Company's Amended and Restated 4. Articles of Incorporation to increase the maximum size of the Board Approve the Company's 2024 Equity Incentive Plan 5. 3

This presentation includes “forward - looking statements” within the meaning of Section 27 A of the Securities Act and Section 21 E of the Securities Exchange Act of 1934 , as amended, regarding our business strategy, our prospects and our financial position . These statements can be identified by the use of forward - looking terminology such as “believes,” “estimates,” “expects,” “intends,” “may,” “will,” “should,” “could” or “anticipates” or the negative or other variation of these similar words, or by discussions of strategy or risks and uncertainties . These statements are based on current expectations of future events . If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections . Important factors that could cause actual results to differ materially from such forward - looking statements include, without limitation, risks related to the following :  Intensifying competition in the communications industry;  Adverse economic conditions including high inflation; and  Natural disasters, pandemics and outbreaks of contagious diseases and other adverse public health developments, such as COVID - 19; A further list and description of these risks, uncertainties and other factors can be found in the Company’s SEC filings which are available online at www . sec . gov, www . shentel . com or on request from the Company . The Company does not undertake to update any forward - looking statements as a result of new information or future events or developments . Safe Harbor Statement 4

Use of Non - GAAP Financial Measures Included in this presentation are certain non - GAAP financial measures that are not determined in accordance with US generally accepted accounting principles. These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles. Management believes these measures facilitate comparisons of our operating performance from period to period and comparisons of our operating performance to that of our peers and other companies by excluding certain differences. Shentel utilizes these financial performance measures to facilitate internal comparisons of our historical operating performance, which are used by management for business planning purposes, and also facilitates comparisons of our performance relative to that of our competitors. In addition, we believe these measures are widely used by investors and financial analysts as measures of our financial performance over time, and to compare our financial performance with that of other companies in our industry. 5

Jim Volk SVP of Finance and CFO

7 Consolidated Highlights - Full Year Results Adjusted EBITDA (in millions) Revenue (in millions) Consolidated revenue includes elimination of intercompany activity. 9% CAGR 18% CAGR

Glo Fiber Fueling Consolidated Revenue Growth Glo Fiber Data RGUs Glo Fiber Revenue (in millions) 116% CAGR 8 164% CAGR

Consolidated Financial Highlights Net Income Per Diluted Share Net Income (in millions) $(8) $8 $(0.17) $0.16 2022 9 2022 2023 2023

Regular Dividend History (per Share, Split Adjusted) $0.00 10 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 1960 1963 1966 1969 1972 1975 1978 1981 1984 1987 1990 1993 1996 1999 2002 2005 2008 2011 2014 2017 2020 2023

Pro - forma Liquidity (in millions) Strong Pro - forma Liquidity Change in Cash (in millions) $109 $150 $225 $484 4/1/2024 Delayed Draw Term Loans Revolver Capacity Cash & Cash Equivalents 11

Shentel has traded in correlation to Cable companies… Source: Market data as of 4/26/2024 Indexed stock trading history over last 12 months Announced sale of remaining stake in Hulu for $8bn Announced $15bn share buyback 12

13 ….but has outperformed the Cable companies in key growth metrics Source: Market data as of 4/26/2024, company filings, equity research 1. Shentel revenue and EBITDA figures exclude towers segment 2. Comcast revenue and EBITDA figures represent the Connectivity & Platform Services segment 3. Assumes passings mix of ~100% cable for Charter, Cable One and Comcast due to data limitations

Ed McKay EVP and COO

Integrated Fiber and Cable Broadband Network 15

Broadband Network: Rapidly Becoming Fiber - Dominant Broadband Data Homes and Businesses Passed 16

Glo Fiber: Metrics Consistent with Investment Thesis Data Churn Data Average Revenue per User (ARPU) Revenue Generating Units (RGUs in 000s) Data Penetration 17

Vintage Glo Fiber Penetration as of 12/31/2023 Vintage Glo Fiber Penetration Quarter Launched 2023 2022 2021 2020 Q4 Q3 Q2 Q1 Q4 Q3 Q2 Q1 Q4 Q3 Q2 Q1 Q4 Q3 Q2 Q1 Q4 2019 Passings released to sales (000's) 16 18 19 18 14 14 12 6 6 9 8 4 2 31 20 21 17 Expected Average Terminal penetration 38% 18

Incumbent Cable: Key Metrics Trending Well Data Churn Data Average Revenue per User (ARPU) Revenue Generating Units (RGUs in 000s) Data Penetration 19

Broadband - Commercial Fiber Metrics Monthly Compression and Churn 1 Installed Monthly Revenue Monthly Revenue Sales Bookings Backhaul Connections 1 Excludes impact of T - Mobile network rationalization 20

Investing for a Fiber - First Future Capex Spending ($ in millions) 21

Horizon Telcom Transaction

- ✓ Accelerates our Fiber First strategy
  - Doubles the size of our commercial fiber business
  - Creates new beachhead for Glo Fiber expansion
- ✓ Diversifies Shentel geographically
- ✓ Expected to increase most key metrics by ~ 25%
- ✓ Provides sizeable expected synergy opportunity of $10 million annually[1]
- ✓ Improves operating scale driving margin expansion
- ✓ Combined company long-term growth rates expected to be among the leaders for publicly-traded broadband companies

SHENTEL

1. Includes $9.6m of run-rate Opex synergies and $0.6m of run-rate Capex synergies

22

Combination Creates Leading Super - Regional Network Shentel 23

• Similar history and strategies • Investing in state - of - the - art communication services in rural markets • Providing outstanding local customer service • Complementary core competencies • Shentel: residential focus and proven FTTH expansion platform • Horizon: advanced commercial fiber business Shentel + Horizon = Win Together 24

Chris French Chairman, President & CEO

Long - Term Growth in Value 1 original share of FMTS stock would have split to 2,880 shares in 2004 and 17,280 shares in 2024. $86,227 $231,379 $384,365 Value of One Original FMTS Share $615,744 2004 Stock Value 2024 Cumulative Cash Dividends 26

Questions & Answers 27

2024 Shareholder Meeting April 30, 2024

Appendix 29

2023 & 2022 Adjusted EBITDA by Segment 30 Year Ended December 31, 2023 Consolidated Corporate & Eliminations Tower Broadband (in thousands) $ 8,038 $ (43,765) $ 9,495 $ 42,308 Net income (loss) from continuing operations 65,471 1,471 2,103 61,897 Depreciation and amortization 2,552 — — 2,552 Impairment expense (1,387) (208) — (1,179) Other expense (income), net 2,973 2,973 — — Income tax expense (benefit) 10,033 10,033 — — Stock - based compensation 2,915 2,694 — 221 Restructuring charges and transaction related fees $ 90,595 $ (26,802) $ 11,598 $ 105,799 Adjusted EBITDA Year Ended December 31, 2022 Consolidated Corporate & Eliminations Tower Broadband (in thousands) $ (8,379) $ (38,358) $ 9,512 $ 20,467 Net income (loss) from continuing operations 68,899 3,308 2,416 63,175 Depreciation and amortization 5,241 — — 5,241 Impairment expense 1,348 1,108 — 240 Other expense (income), net (927) (927) — — Income tax expense (benefit) 8,528 8,528 — — Stock - based compensation 1,251 402 — 849 Restructuring charges and transaction related fees $ 75,961 $ (25,939) $ 11,928 $ 89,972 Adjusted EBITDA

2021 Adjusted EBITDA by Segment 31

2023 2022 2021 Incumbent Cable $108,822 $105,433 $97,848 Data Residential

& SMB Revenue ($000’s) 109,591 108,053 103,216 Average Revenue Generating Units $82.75 $81.31 $79.00 Average Revenue per User (ARPU) 32 Broadband Average Revenue per User (ARPU) 2023 2022 2021 Glo Fiber $30,280 $15,370 $6,586 Data Residential & SMB Revenue ($000’s) 33,007 17,431 7,415 Average Revenue Generating Units $76.45 $73.48 $74.02 Average Revenue per User (ARPU)